UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 24, 2012

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 24, 2012, Sarah J. (“Sally”) Anderson, 62, was elected to the Board of Directors of Reliance Steel & Aluminum Co. (“Reliance”).  Ms. Anderson has over 35 years of experience in accounting and financial advisory services. She retired from Ernst & Young LLP in June 2008 after more than 24 years with the firm.  Ms. Anderson is a graduate of Northeastern University with a BS in Business Administration with a concentration in accounting. She is a Certified Public Accountant and is a member of the AICPA and the California Society of CPA’s.  Ms. Anderson was appointed by the Governor to the California Board of Accountancy for two four year terms ending in 2014 and has served as the president of the board. Ms. Anderson is also a member of the Accountancy Licensee Database committee and the Uniform Accountancy Act committee, for the National Association of State Boards of Accountancy (NASBA).  Ms. Anderson also serves on the boards of American States Water Company, a water utility that provides clean and waste water to military bases, and Kaiser Ventures LLC, which owns real estate assets of Kaiser Aluminum. Ms. Anderson is a financial expert and will serve on the Audit Committee and the Nominating and Governance Committee of the Board of Directors. There is no arrangement or understanding between Ms. Anderson and any other persons pursuant to which she was selected as a director.  Ms. Anderson’s term on the Board of Directors will continue until the Reliance Annual Meeting of Shareholders in May 2013.  Ms. Anderson will participate in Reliance’s standard director compensation programs.  Reliance is not engaged in any transaction with Ms. Anderson or with any company that she controls.  After reviewing Ms. Anderson’s background and the information provided to the Nominating and Governance Committee, the Board concluded that Ms. Anderson is independent under the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange.

A copy of the press release announcing the election of Ms. Anderson to the Board of Directors is attached as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

N/A

(b)           Pro Forma Financial Information.

N/A

(c)           Shell company transactions.

N/A

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: July 30, 2012	By:	/s/ Kay Rustand
Kay Rustand
Vice President, General Counsel and Corporate Secretary

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 31, 2012.